Exhibit 99.1

Clinical Stage Neurology Company Focused on Neuronal Excitability Disorders Corporate Presentation | March 28, 2022

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, risks related to: the success, cost and timing of our product development activities and clinical trials; our expectations about the timing of achieving regulatory approval and the cost of our development programs; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the impact of the COVID-19 pandemic on our operations; the commercialization of our product candidates, if approved; our plans to research, develop and commercialize our product candidates; our plans to develop additional product candidates; our ability to obtain, maintain, expand, protect and enforce our intellectual property rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties; our ability to attract collaborators with development, regulatory and commercialization expertise; future agreements with third parties in connection with the commercialization of our product candidates; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the rate and degree of market acceptance of our product candidates; regulatory developments in the United States and foreign countries; regulatory application, review and approval processes and our compliance with applicable legal and regulatory requirements; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the success of competing products that are or may become available; and our ability to attract and retain key scientific or management personnel. These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. More information about the risks and uncertainties faced by Eliem is contained under the caption “Risk Factors” set forth in Eliem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is available on the SEC’s website at www.sec.gov, and in other subsequent reports and filings Eliem will make with the SEC from time to time. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Rethinking treatment for Two clinically differentiated lead product candidates with top-line nervous system data readouts across five indications over next 24 months disorders ~$160M* cash runway to late 2023 allows for top line data readouts and advancement of preclinical assets

Powered by Successful and Talented Deep expertise in neuroscience Executives from Pioneering Organizations research, clinical development and commercialization • Lyrica, Neurontin, Trobalt, Vyepti, Vixotrigine, Nimotop, Aptiom, Lunesta, General Management, Commercial & Corporate Development Geodon Leadership experience in both large pharma and small biotech Robert Azelby, MBA Erin Lavelle James Bucher, J.D. • Large: Amgen, GSK, Novartis, Biogen, Chief Executive Officer Chief Operating Officer & EVP and General Counsel Bayer, Pfizer Chief Financial Officer • Small: Alder, Juno, Convergence, Cavion, Exelixis Research & Development Highly skilled in public/private capital raising and corporate development with successful exits Valerie Morisset, Ph.D. Joanne Palmer, Ph.D. Mark Versavel, M.D., Ph.D. EVP R&D and Chief Scientific Officer Chief Development Officer Interim Chief Medical Officer • Exits: Alder, Convergence, Juno, Immunomedics, Cascadian, Cavion

Eliem is Developing Novel Therapies With Multiple Opportunities to Address Interrelated Diseases Chronic Pain Approaching interrelated disease states with ETX-810 multiple MOAs ETX-155 Kv7 Innovating within clinically validated mechanisms of action Depression Epilepsy / Anxiety ETX-155 ETX-155 Kv7 Kv7 Multiple “pipeline-in-a-product” opportunities Next-gen anxiolytic

Eliem Pipeline: Four Programs with Clinically Validated MOAs and Multiple Upcoming Clinical Catalysts

Product Candidate (Mechanism)	Lead indications	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Clinical Milestones
ETX-810 (PEA prodrug)	Diabetic peripheral neuropathic pain					Topline Phase 2a data (1H 2022)
	Lumbosacral radicular pain (sciatica)					Topline Phase 2a data (2H 2022)
ETX-155 ($GABA_A$ receptor PAM)	Major depressive disorder (MDD)					Topline Phase 2a data (2H 2023)
	Perimenopausal depression (PMD)					Topline Phase 2a data (2H 2023)
	Focal onset seizure (FOS)					Phase 1b photosensitive epilepsy data (1H 2022)
Kv7 Program (Kv7.2/3 channel opener)	Pain, Epilepsy, Depression					
Next Gen Anxiolytic (2,3-benzo)	Generalized anxiety disorder (GAD)					

PEA: palmitoylethanolamide
$GABA_A$ PAM: $GABA_A$ receptor positive allosteric modulator

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Anticipated Milestones Diabetic Peripheral Neuropathic Pain (DPNP) ETX-810 Phase 2a Data 1H 2022 Lumbosacral Radicular Pain (LSRP) Phase 2a Data 2H 2022

ETX-810

Chronic Pain: Large Commercial Opportunity with High Unmet Need

Current Treatment Paradigm



>36m
>47m
1st line
2nd line
3rd line
Est. Chronic Pain US+EU Treated Patients
Antidepressants (e.g., Cymbalta)
Anticonvulsants (e.g., Lyrica)
NSAIDs
Opioids
Other
~$20b Rx market (2018)

Unmet Need

- **<50% of patients achieve ≥50% reduction in pain** → significant residual pain
- **Significant tolerability issues** (e.g., dizziness, nausea, somnolence, weight gain)
- **Poor compliance / frequent switching**
- **Abuse liabilities** (e.g., opioids)
- **Novel MoAs** → polypharmacy/ combination therapy

ETX-810 has opportunity to be preferred 2nd line monotherapy or used in combination

Sources:
Decision Resources Group (DRG), Neuropathic Pain Landscape and Forecast (June 2020); DRG Current Treatment: Physician Insights, Neuropathic pain (October 2019)
Decision Resources Group (DRG), Chronic Pain Landscape and Forecast (March 2021); DRG Current Treatment: Physician Insights, Chronic Pain (July 2019)

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ETX-810: Prodrug of PEA (palmitoylethanolamide), an Endogenous Bioactive Lipid Acting as a Master Regulator of Neuroinflammation and Pain Signaling Reduced PEA levels hypothesized in PEA is a master regulator of neuroinflammation and chronic pain pathology1 pain signaling with a pleiotropic mechanism1 Inhibition of inflammatory mediator release from mast ETX-810 cells/monocytes/macrophages Agonism of PPAR-alpha ? inhibition of pro-inflammatory gene expression Agonism of GPR55 ? action on microglia activation and phagocytic activity Entourage effect via FAAH inhibition ? increase endocannabinoid levels (AEA, 2-AG, OEA) ETX-810 is being developed to restore PEA levels to reduce persistent neuroinflammation and pain signaling in chronic pain

ETX-810

Clinical Validation of PEA: Compelling Body of Evidence Highlighting PEA's Activity and Tolerability in Chronic Pain

PEA in Chronic Pain

>2,500 patients treated with PEA in >35 published clinical studies of PEA

>1,500 patients studied in 15 RCTs
~900 patients treated with PEA

Meta-Analyses of PEA Chronic Pain Clinical Studies

Reference	Key Conclusions
Paladini 2016[1] (12 studies)	81% achieved "mild pain" by day 60 (compared to 41% in control)
Artukoglu 2017[2] (8 RCTs)	2-point pain score reduction* vs control

*Mean pain score delta vs placebo for benchmark chronic pain drugs:	Cymbalta - 0.8 to 1.2[3]; Lyrica - 0.5 to 1.1[4]

Consistent, clinically meaningful reductions in pain

Benign tolerability profile

Activity across a broad range of chronic pain conditions

1. Paladini et al, *Pain Physician*, 2016, 19:11-24
2. Artukoglu et al, *Pain Physician*, 2017, 20:353-362
3. From Cymbalta (duloxetine) meta-analyses in chronic pain: Osani et al, *Korean J Intern Med*, 2019;34(5):966-973; Wang et al, *Osteoarthritis Cartilage*, 2020;28(6):721-734; Enomoto et al, *J Pain Res*, 2017;10:1357-1368; Hey et al, *Pain Medicine*, 2013;14:706-719
4. From Lyrica (pregabalin) meta-analyses in chronic pain: Onakpoya et al, *BMJ Open*, 2019;9(1):e023600; Parsons et al, *Curr Med Res Opin*, 2016;32(5):929-37; Zhang et al, *Acta Anaesthesiol Scand*, 2015;59(2):147-59; Hey et al, *Pain Medicine*, 2013;14:706-719

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Clinical Validation of PEA: Two Large Placebo-Controlled Studies Demonstrate Clinical Activity and Dose-Dependent Response Guida 20101 – Low back pain / sciatica Steels 20193 – Knee osteoarthritis N=636, PEA monotherapy 300 mg / 600 mg vs placebo, N=111, PEA monotherapy 300 mg / 600 mg vs placebo, 21-day BID dosing 8-week BID dosing Pain Score Reduction WOMAC total score Placebo 300 mg PEA 600 mg PEA Baseline Week 4 Week 8 score 50 0 -1 40 -2 10) -2 Placebo Score —2.9WOMAC 30 0 -3 * * PEA 300 mg Pain -0.9 20 (scale -4 Ä vs placebo -5 Mean ** PEA 600 mg VAS -5 10 -6 -3 * Ä vs placebo * Anova p<0.001 * 300 mg p=0.037 ** 600 mg p=0.001 • Statistically significant reduction in pain vs placebo at d21 • Significant reduction in WOMAC total score (pain, stiffness, and function) vs placebo at Wk 8, with dose-dependent response • 600 mg significantly better than 300 mg 2 • Statistically significant reduction in NRS pain vs placebo at Wk 8 (-2.1 pain • 82% of 600 mg group had ?50% reduction in pain reduction vs placebo at 600mg, data not shown) • Higher neuropathic pain correlated with higher efficacy2

ETX-810

ETX-810: Opportunity to Be a First-in-Class PEA Prescription Therapeutic for Chronic Pain

Program Rationale

- **Clear dose response** in PEA RCTs
- **Opportunity to enhance exposure**
- **Develop new chemical entity** (NCE) through prodrug approach

Program Goals

- **Optimize PK of bioactive PEA**
- **Maximize probability of clinical trial success**
- **Bring regulated PEA product to market** supported by robust RCTs

ETX-810


Absorption
Ester prodrug moiety
Protected PEA
Hydrolysis in tissue & serum
Active PEA

- **Rapid oral absorption and release of** biologically active PEA through series of enzymatic hydrolysis steps
- **Favorable pharmacokinetics** – increased half-life and dose-dependent increase in exposure
- **Strong preclinical activity and dose-dependent effect** in models of inflammatory pain and neuropathic pain
- **New IP generated** with patent protection to 2037

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ETX-810 Has an Improved PK Profile and 3X Higher Exposure Compared to Dietary Supplement PEA Prodrug pharmacokinetics results in higher PEA concentration over time and 3x exposure improvement PEA concentration over time PEA exposure 80 400 1000 mg ETX-810 (delivering 490 mg PEA) 600 mg PEA dietary supplement 60 300—12h) 3x higher 40 200 exposure* Concentration(0 PEA (ng/mL) AUC Mean 20 100 0 0 0 2 4 6 8 10 12 600mg PEA 1000 mg ETX-810 Time (h) Dietary supplement (= 490 mg PEA) Longer half-life of bioactive PEA 1000 mg BID dosing expected to Significantly higher area under the curve yield 6x higher PEA exposure

Encouraging Tolerability in Phase 1 Study With All AEs Being Mild and at Similar Rates as Placebo, With No Discontinuations SAD Study (n=60) MAD Study (n=20) ETX-810 Placebo ETX-810 1000mg ETX-810 500mg BID Placebo Adverse Event Adverse Event (50-1200mg) (n=48*) (n=12) BID (n=8) (n=8) (n=4) Any AE 29% 33% Any AE 38% 38% 50% Somnolence 10% 8% Dizziness 8% 0% Nausea 25% 0% 25% Headache 4% 0% Vomiting 0% 0% 25% Disorientation 2% 0% Menorrhagia 0% 25% 0% Euphoric mood 2% 0% Paraesthesia 2% 0% Dysmenorrhea 0% 13% 0% Nausea 6% 17% Insomnia 0% 13% 0% Diarrhoea 2% 0% Headache 13% 0% 25% Dry mouth 2% 0% Dyspepsia 0% 8% Dizziness 13% 0% 0% Fatigue 2% 17% Muscle twitching 13% 0% 0% Pallor 2% 0% Palpitations 2% 0% Muscle spasms 13% 0% 0% Phase 2 dose • Participants were dosed every 12 hrs for 6 consecutive days; a single dose was administered on day 7 * same subjects participated in both the 150mg fasted and fed dosing conditions • All doses were administered following a meal Highly differentiated Phase 1 tolerability profile for a chronic pain drug

ETX-810

ETX-810: Two Phase 2a Proof of Concept Studies With Topline Data Expected in 2022

Diabetic Peripheral Neuropathic Pain (DPNP)

4 Weeks Study + 1 Week Follow up

R → ETX-810 (1000mg BID) / Placebo BID

N = 162

Fully enrolled
Anticipated topline data
1H 2022

NCT04688671

Lumbosacral Radicular Pain (LSRP)

4 Weeks Study + 1 Week Follow up

R → ETX-810 (1000mg BID) / Placebo BID

N = 122

Anticipated topline data
2H 2022

NCT04778592

Objectives:

- Demonstrate clinically meaningful improvement in neuropathic pain
- Confirm safety & tolerability

Primary Outcome Measure:

- Change from baseline to Week 4 in weekly average of the daily pain score
- Rated on 11-point pain intensity numerical rating scale (PI-NRS)
- 80% power to detect a 1-point difference from placebo

Implementing clinical development strategies to refine patient population and limit placebo effect

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ETX-810

There are a total of ~10 million treated patients in the DPNP and LSRP indications in the US

DPNP		LSRP	
Diabetes overall prevalence	34.2 M	Chronic LBP overall prevalence	32.4 M
DPNP overall prevalence	9.6 M	Neuropathic pain in chronic LBP	13.7 M
DPNP diagnosis rate	4.6 M	Chronic LBP diagnosis rate	8.9 M
DPNP Drug Treated patients	3.0 M	LSRP Drug Treated patients	7.0 M

Sources: Eliem market research

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~60% of the treated US patient opportunity is in 2nd line and beyond (2L+) Treated patient opportunity by LOT DPNP Total 2L+ • <50% of patients achieve ?50% Line 1 Line 2 Line 3 Line 4+ reduction in pain ? significant % Pts 59% (40%) (27%) (19%) (14%) residual pain across all lines • Significant tolerability issues # Pts 1.2m 0.8m 0.6m 0.4m 1.8m (e.g., dizziness, nausea, somnolence) LSRP Total 2L+ • Abuse liabilities (e.g., opioids) Line 1 Line 2 Line 3 Line 4+ • Compliance challenges % Pts 64% (35%) (27%) (21%) (17%) • Polypharmacy # Pts 2.5m 1.9m 1.5m 1.1m 4.5m

ETX-810

A $15B+ branded opportunity exists in LoT2+

	Drug Treated	Branded Dollar Opportunity
DPNP	~3.0 M	~$5 B
LSRP	~7.0 M	~$11 B
Both Indications	~10.0 M	~$16 B

Assumptions:

- 60% LOT2+
- 195 Average DoT
- ~$5000 WAC

Both Cymbalta and Lyrica achieved >$1B in US peak sales in pain

Cymbalta duloxetine HCl
Peak year: 2013
Pain revenue: ~$1.3B

LYRICA PREGABALIN
Peak year: 2018
Pain revenue: ~$3.1B

DoT : Days on Therapy

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Each 10% share of the LoT2+ patients is a $1.5B+ opportunity Percentage of Patients in LoT2+ across DPNP and LSRP Opportunity 11% Opioids 43% • ~40%+ of patients are taking Total Branded Patients opioids consistently Opportunity = $16B of 31% Anti-Epileptics / Anti-Depressants Share of Lot2+ patients • Nearly every patient is on an 10% 20% 30% Percentage 74% anti-epileptic or an anti- $ Opportunity $1.6B $3.2B $4.8B depressant Overall (LoT2+) Anti-epileptic Opioid Anti-depressant Others

We believe we can target 70% of the market (~75k HCPs) with a field team of ~500-550 HCP Universe Top specialties across DPNP & LSRP by NRx volume 8% PM & R LSRP 8% DPNP PAIN MEDICINE 10% 17k 31k 27k 14% ANESTHESIOLOGY NRx % INTERNAL MEDICINE 34% FAMILY MEDICINE ~75k unique HCPs

ETX-810

Aiming to Develop a NCE with Desired Clinical Profile to Address the Large Chronic Pain Market

Target Profile for a New Chronic Pain Treatment

- Non-opioid, with no abuse liability
- Novel mechanism of action
- Efficacy as monotherapy and in combination
- Benign side effect profile
- No drug-drug interactions (DDIs)

Commercial Opportunity

2028 US+EU Forecast:
~50m 2nd line or later drug-treated chronic pain patients



Chronic Low Back Pain
LSRP (neuropathic back pain)
DPNP
OA Pain
Fibromyalgia, RA pain, Cancer Pain, PHN

- ~10m ≥2nd line treated LSRP and DPNP patients in US+EU
- At ~$5K annual price, every 2% patient market share is worth ~$1b/year in LSRP and DPNP alone
- Broad expansion opportunities into large chronic low back pain and OA pain indications

A novel chronic pain therapy with a desirable product profile is a multi-billion dollar opportunity

* Decision Resources Group estimated chronic pain 2028 prevalence by indication, February 2021

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Anticipated Milestones Photosensitive Epilepsy ETX-155 Data Expected 1H 2022 Major Depressive Disorder Topline Phase 2a Expected 2H 2023 Perimenopausal Depression Topline Phase 2a Expected 2H 2023

ETX-155

ETX-155: A Differentiated Neuroactive Steroid $GABA_A$ Positive Allosteric Modulator

- **Clinical validation for MOA ($GABA_A$ PAM)**
- **Dual potent activity at synaptic and extrasynaptic $GABA_A$ receptors**, with high intrinsic efficacy
- **No clinically meaningful food effect**
- Convenient **once-daily dosing with ~40-hr half-life**
- **Well tolerated** at exposure levels that have translated to clinical efficacy for other $GABA_A$ PAMs
- **Strong IP position** with patent protection to 2039


GABA
Extrasynaptic Channel
δ
ETX-155
γ2
Synaptic Channel
ETX-155
Enhanced GABAergic Tone
Enhanced GABAergic Synaptic Transmission
Hyperpolarization
Decreased Excitability of Postsynaptic Neuron
Reduced Action Potential Firing

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ETX-155

Clinical Development Focused on Depressive Disorders and Focal Onset Seizure – Large Markets With Considerable Unmet Need

	Major Depressive Disorder (MDD)	Perimenopausal Depression (PMD)	Epilepsy / Focal Onset Seizure (FOS)
MoA Rationale	• Reduced GABA levels → increased MDD severity[1] • Clinically validated (SAGE-217)	• Reduced neurosteroid levels → PMD symptoms • Clinically validated in neurosteroid-driven PPD (SAGE-217)	• GABAergic deficits → epileptic state • Clinically validated in orphan epilepsies (ganaxolone)
Unmet Needs	• Faster onset of action • Improved tolerability/efficacy • Novel MoAs	• Same as MDD • Novel MoAs directly addressing reduced neurosteroid levels	• Novel MoAs → better seizure control • Positive impact on mood as #1 comorbidity is depression[4]
Estimated annual prevalence (US+EU)	~32m (~9m failed ≥1 prior therapy)[2]	~8m (~2m with no history of MDD)[3]	~2m (~0.8m with uncontrolled seizures)[5]

1. Luscher et al, *Mol Psychiatry*, 2011;16(4):383-406
2. Decision Resources Group (DRG)- *Unipolar Depression Disease Landscape and Forecast*
3. Freeman et al, *JAMA Psychiatry*, 2014;72(1):36-43
4. Kanner AM, *Biol Psychiatry*, 2003;54(3):388-98
5. DRG - *Epilepsy Disease Landscape and Forecast*, May 2021

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ETX-155

ETX-155 Differentiation: Significantly Longer Half-Life, Lack of Food Effect, Favorable Bioavailability and Broad $GABA_AR$ Activity

Company	Molecule	$GABA_AR$ Activity		Pharmacokinetics			Clinical Validation (positive RCT)		
		Synaptic	Extra-synaptic	Food effect	Half-life	Oral Bioavailability	MDD	PPD or PMD	Epilepsy
eliem Therapeutics	ETX-155	✓	✓	No	~40 hrs	~70% (tablet)	2H 2023	2H 2023	2024
Sage Therapeutics	SAGE-217 (zuranolone)	✓	✓	Yes	14-18 hrs	68% (capsule)	✓	✓	-
MARINUS	ganaxolone	✓	✓	Yes	2-3 hrs	10% (capsule)	-	-	✓
PRAXIS	PRAX-114	✗	✓	Yes	12-15 hrs	Not disclosed	TBD	TBD	-

Sources:
SAGE-217: Hoffmann et al., *Clin Pharmacokinet*, 2020;59(1):111-120; Hoffmann et al., ASCP 2018, poster #782; Botella et al., *J Med Chem*, 2017;60(18)7810-7819.
PRAX-114: Praxis Precision Medicines. 2020 Form S-1 Registration Statement
Ganaxolone: Hulihan et al., American Epilepsy Society Annual Meeting 2020, poster

RCT: randomized, controlled clinical trial
PPD: Postpartum Depression; MDD: Major Depressive Disorder; PMD: Perimenopausal Depression;
PTSD: Post-Traumatic Stress Disorder; ET: Essential Tremor

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ETX-155

Phase 1 Study in Healthy Subjects: Excellent Pharmacokinetics and Safety & Tolerability Profile with No Severe or Serious Adverse Events

Most common treatment-emergent AEs

(In ≥10% of ETX-155 treated subjects across repeat dose studies)

	7-day Repeat Dose		14-day Repeat Dose		Combined	
	ETX-155 60 mg (n=9)	Placebo (n=6)	ETX-155 60 mg (n=15)	Placebo (n=5)	ETX-155 60 mg (n=24)	Placebo (n=11)
	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)
≥1 TEAE	5 (56)	3 (50)	9 (60)	4 (80)	14 (58)	7 (64)
Somnolence	1 (11)	2 (33)	6 (40)	2 (40)	7 (29)	4 (36)
Fatigue	0	0	4 (27)	1 (20)	4 (17)	1 (9)
Headache	2 (22)	2 (33)	1 (7)	0	3 (13)	2 (18)
Dizziness	1 (11)	0	2 (13)	0	3 (13)	0

ETX-155 Phase 1 Repeat-Dose Results

- **Favorable pharmacokinetics**
  - Steady state reached at day 8
  - ~40-hour half-life at steady state
- **60 mg evening dosing was well tolerated**
  - **No SAEs or discontinuations**
  - **All AEs were mild/moderate** and transient
- **CNS AE details**
  - **The rate of CNS AEs were comparable in ETX-155 and placebo groups**
  - Most CNS AEs occurred at Tmax (3-4 hrs post-dose)
  - **7 reports of somnolence** out of 24 ETX-155-treated patients (**no subject reported somnolence more than once** during dosing period)
  - Leeds Sleep Evaluation Questionnaire indicates **no difference in next-morning alertness or disruption in sleep quality** compared to placebo

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ETX-155

ETX-155 Does Not Have a Clinically Meaningful Food Effect: Potential to Impact Efficacy, Safety, and Compliance

Reported Fed/Fasted Ratios for $GABA_A$ PAM class


Cmax
AUC(0-t)
Fed/Fasted Ratio
3.5
3
2.5
2
1.5
1
0.5
0
2.9x
2.6x
3.0x
1.6x
1.25x
0.8x
0.6x
FOOD EFFECT
Clinically meaningful higher exposure if taken with food
NO FOOD EFFECT[4]
FOOD EFFECT
Clinically meaningful lower exposure if taken with food
ETX-155
PRAX-114[1]
SAGE-217[2]
Ganaxolone[3]
Tablet, 30mg, human
Suspension, 30mg, human
Capsule, 30mg, human
Capsule, 5 mg/kg, dog

Presence of a food effect may impact:

Efficacy

Exposure reduced or increased if medication not taken with food

Safety and Tolerability

Timing/severity of AEs associated with Cmax

Compliance

More strict daily routine required to maintain drug levels within the required range for efficacy and safety

1. Praxis Precision Medicines, Form S-1/A, Oct 15, 2020
2. Hoffmann et al, Clin Pharmacokinet. 2020;59(1):111-120; Hoffmann et al, ASCP 2018, poster #780
3. U.S. Patent No. 9,029,355
4. Range of fed/fasted ratios for AUC and Cmax required to claim absence of food effect on bioavailability, per FDA Guidance For Industry, Food-Effect Bioavailability and Fed Bioequivalence Studies, December 2002

ETX-155 has not been assessed in a head-to-head study against PRAX-114, SAGE-217, or ganaxolone, and the study designs and analytical methods for all four product candidates may be different. As a result, such data may not be directly comparable.

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ETX-155

Progressing ETX-155 in Epilepsy: Phase 1b Proof-of-Concept Trial in Photosensitive Epilepsy (PSE) to De-risk Focal Onset Seizure Study

Rationale

- PSE is characterized by a **photoparoxysmal response (PPR)** triggered by light stimulation
- Single dose PSE trials are valuable in predicting efficacy in epilepsy and aiding in dose selection for later phase trials
- Reduction of an induced PPR EEG response in PSE has proven a **reliable biomarker of anticonvulsant activity** in epilepsy for most approved ASMs[1]

Study Details

- **Design:** Phase 1b, single-center, randomized, double-blind, placebo-controlled, 2-sequence crossover study
- **Objective:** Provide evidence of inhibition of PPR in subjects with PSE
- **Dose:** Single dose of 135 mg (MTD), then titrate down until loss of effect
- **N= 6**
- **Primary Outcome Measure:** Change in PPR range vs placebo at 1, 2, 4, 6, and 8hr

Data anticipated 1H 2022

1. Yuen and Sims. Seizure, 2014, 23:490-493

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Progressing ETX-155 in Depressive Disorders: Two Phase 2a RCTs of ETX-155 in MDD and PMD, with Topline Data Anticipated in 2H 2023 Screening Outpatient Treatment Follow-up Primary Endpoint (both PMD and MDD studies) Week 28 days 14 days Change from baseline in HAMD17 1 2 3 4 over days 3, 8, 15, 22, and 29 MDD Phase 2a ETX-155 60 mg tablets Key Secondary Endpoints ~80 subjects qd x 28 days Change from baseline in HAMD17 at day 3, 8, 15, 22, 29, and 43 PMD Phase 2a RANDOMIZATION Placebo ~80 subjects1:1 qd x 28 days 50% response rate in HAMD17 at day 3, 8, 15, 22, 29 d1 d8 d15 d22 d29 d43 Topline data from both studies anticipated 2H 2023

ETX-155

ETX-155: Potentially Clinically Differentiated Oral Neuroactive Steroid in Markets with Significant Unmet Needs

Unmet Needs	ETX-155 Opportunities
Depressive Disorders Slow onset of efficacy (~6+ wks) High refractory rates Tolerability issues limit compliance	**Improve Efficacy** Leverage absence of food effect & significantly longer half-life **Improve Tolerability** Highly encouraging CNS AE rates in healthy subjects **Improve Durability** Leverage longer half-life and evaluate longer dosing periods (i.e., ≥28 days)
Focal Onset Seizure 30% of patients on ASMs have uncontrolled seizures #1 co-morbidity is depression	**Novel MoA** Clinicians combine different MoAs to improve seizure control **Well Tolerated** Encouraging Phase 1 tolerability data when considering use as an add-on therapy **Positive impact on mood** Potential to provide differentiated benefit on common depression comorbidity

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Kv7

Kv7.2/3 Program: Developing a Differentiated Kv7.2/3 Opener For Multiple Neuronal Excitability Indications

Kv7 Opportunity

- **Human genetic validation**
- **Strong clinical validation in pain and epilepsy** (retigabine, flupirtine, XEN1101)
- **Metabolic/safety liabilities with existing molecules**
- **Clear translational path to clinical efficacy**

Eliem Kv7 Program Goal

Maintain efficacy with improved tolerability and safety

Program Status

- Multiple lead and backup chemotypes in novel IP space
- Improved metabolic stability
- Potent at Kv7.2/3 and selective vs Kv7.1/4


Chronic Pain
Kv7
Depression
Epilepsy

Opportunity across multiple indication areas

IND-enabling studies anticipated to initiate in 2022

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Multiple Catalysts and Value-Creating Milestones Across Pipeline – Existing Cash Runway Through Five Topline Data Catalysts



Anticipated Catalysts and Key Milestones
1H 2022
2H 2022
1H 2023
2H 2023
ETX-810
Ph 2a DPNP Topline data
Ph 2b Dose Range Finding
Ph 2a LSRP
Topline data
Potential Ph 2b Dose Range Finding
ETX-155
Ph 2a MDD
Topline data
Ph 2a PMD
Topline data
Ph1b PSE data
Ph 2 FOS
Preclinical
Kv7 program preclinical development and IND-enabling studies
GAD program preclinical development
~$160 million* cash runway into late 2023

* Unaudited cash, cash equivalents and marketable securities as of December 31, 2021 eliem Therapeutics

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Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Rethinking treatment for Two clinically differentiated lead product candidates with top-line nervous system data readouts across five indications over next 24 months disorders ~$160M* cash runway to late 2023 allows for top line data readouts and advancement of preclinical assets

For more information: www.eliemtx.com InvestorRelations@eliemtx.com